Supplement to the
Fidelity® Mid Cap Value Fund
Class I
March 31, 2016
Prospectus

Effective December 12, 2016, the redemption fee has been removed.

AMCVI-16-01 1.855558.114	December 1, 2016

Supplement to the
Fidelity® Mid Cap Value Fund
March 31, 2016
Prospectus

Effective December 12, 2016, the redemption fee has been removed.

MCV-16-01 1.918612.106	December 1, 2016

Supplement to the
Fidelity® Mid Cap Value Fund
Class A, Class T, Class B and Class C
March 31, 2016
Prospectus

Effective December 12, 2016, the redemption fee has been removed.

AMCV-16-02 1.847513.115	December 1, 2016

Supplement to the
Fidelity® Equity-Income Fund
Class K
March 31, 2016
Prospectus

Effective December 12, 2016, the following information replaces similar information in the "Fund Summary" section under the heading "Purchase and Sale of Shares".

Shares generally are available only to employer-sponsored retirement plans (including profit sharing, 401(k), 403(b), 457(b), and similar plans) for which Fidelity provides recordkeeping services or that already hold shares of the fund. Plan participants may purchase shares only if shares are eligible for sale and available through their plan.

Effective December 12, 2016, the following information replaces similar information in the "Shareholder Information" section under the heading "Buying Shares".

Shares generally are available only to employer-sponsored retirement plans (including profit sharing, 401(k), 403(b), 457(b), and similar plans) that are recordkept by Fidelity or, if not recordkept by Fidelity, that already hold shares of the fund. Shares may also be available to an employer-sponsored retirement plan whose sponsor is involved in a corporate action with a company that sponsors a plan for which Fidelity provides recordkeeping services, in anticipation of a transition to the Fidelity® recordkeeping platform. Please contact Fidelity for more information about Class K shares.

EQU-K-16-01 1.900366.105	December 1, 2016